Conformis Announces Definitive Agreement to be Acquired by restor3d for a Purchase Price of $2.27 Per Share in Cash

Combination creates a leading personalized 3D-printed orthopedic medical device company

Durham, North Carolina and Billerica, Mass., June 22, 2023 (GLOBE NEWSWIRE) –

restor3d, Inc. and Conformis, Inc. (NASDAQ: CFMS) announced today that they have entered into a definitive merger agreement under which restor3d, a leading personalized 3D-printed orthopedic company, will acquire all outstanding shares of common stock of Conformis at $2.27 per share in cash, which represents an approximate 96 percent premium to the closing price of Conformis stock on June 22, 2023.

“This combination will create a leading personalized 3D-printed medical device company. Together, we share a common belief in the power of personalization. By leveraging the strengths in our respective portfolios around artificial-intelligence-driven implant design, digital automation, and 3D printed osseointegrative biomaterials, we see tremendous opportunity to offer clinically differentiated and cost-effective solutions across the orthopedic landscape, including shoulder, foot & ankle, spine, and large joints,” stated Kurt Jacobus, Chief Executive Officer of restor3d.

“After nearly 20 years of revolutionizing the orthopedic industry with personalized treatment and patient choice, this transaction is a testament to the value of our portfolio and the strength of our core technology and intellectual property,” said Mark Augusti, Chief Executive Office at Conformis. “Following a diligent and thoughtful process, the Board has unanimously approved this transaction, which delivers positive benefits to all of our stakeholders. We are excited to enter the next chapter for Conformis with restor3d, which allows us to continue helping patients live productive lives after knee or hip surgery and providing the surgeon community with innovative products and services."

Conformis' Board of Directors, having determined that the transaction is in the best interests of the company's stockholders, has unanimously approved the transaction. The closing of this transaction is expected by the end of Q3 2023 and is subject to approval by Conformis’ stockholders and other customary closing conditions.

Advisors
UBS Investment Bank is serving as financial advisor to Conformis, and Hogan Lovells US LLP is serving as its legal counsel. Jones Day is serving as legal counsel to restor3d.

About restor3d, Inc.
Based in Durham, North Carolina, restor3d is a leading medical device company focused on enabling surgeons to improve the reconstruction and repair of the human body through 3D printed orthopedic medical devices with enhanced anatomical fit and superior integrative properties. restor3d seeks to improve medical device solutions by leveraging expertise in 3D printing of osseointegrative biomedical materials, biomechanics modeling, and artificial-intelligence-based planning and design automation tools.

About Conformis, Inc.
Conformis is a medical technology company focused on advancing orthopedic patient care and creating a world without joint pain. Its product portfolio is designed to maximize surgeon and patient choice by offering fully personalized solutions through its Image-to-Implant® Platinum Services℠ Program as well as data-informed, standardized solutions that combine many benefits of personalization with the convenience and flexibility of an off-the-shelf system. Conformis’ sterile, just-in-time, Surgery-in-a-Box™ delivery system is available with all of its implants and personalized, single-use instruments. Conformis owns or exclusively in-licenses issued patents and pending patent applications that cover personalized implants and patient-specific instrumentation for all major joints.

For more information, visit www.conformis.com. To receive future releases in e-mail alerts, sign up at ir.conformis.com.

Cautionary Statement Regarding Forward-Looking Statements
Statements in this press release about our future expectations, plans and prospects, the anticipated timing of our product launches, and our financial position and results, total revenue, product revenue, gross margin, operations and growth, as well as other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or the negative of these terms or other and similar expressions are intended to identify forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the business and the price of Conformis’s common stock, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of Conformis stockholder approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the outcome of any legal proceedings that have been or may be instituted against Conformis or restor3D related to the proposed transaction, (v) and the other risks and uncertainties described in the "Risk Factors" sections of Conformis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other public filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

Additional Information and Where to Find It
In connection with the proposed transaction, Conformis, Inc. will be promptly filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Conformis stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORTED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Conformis’s website at www.conformis.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Conformis, Inc., Investor Relations, 600 Technology Park Drive, Billerica, MA, telephone: (781) 374-5598.

Participants in the Solicitation
Conformis and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Conformis in connection with the proposed transaction. Information regarding Conformis’s directors and executive officers can be found in Conformis’s definitive proxy statement (the “Annual Proxy Statement”) filed with the SEC on March 24, 2023, and in subsequent filings on Form 8-K. Additional information regarding the interests of Conformis’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. To the extent that holdings of Conformis securities have changed since the amounts printed in the Annual Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Conformis as described above.

CONTACT FOR CONFORMIS INVESTORS:
Investor Relations
ir@conformis.com
(781) 374-5598